SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



                                December 13, 2002
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                Date of Report (Date of earliest event reported)


                              GENDER SCIENCES, INC.
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             (Exact name of Registrant as specified in its charter)

        New Jersey                   0-18349                   22-2380325
     ----------------         ----------------------          -------------
     (State of other          Commission File Number          (IRS Employer
jurisdiction of incorporation)                            Identification Number)

               10 West Forest Avenue, Englewood, New Jersey 07631
               (Address of principal executive offices)   (Zip Code)

         Registrant's telephone number, including area code: (201) 569-1188

Item 8.     Change in Fiscal Year.

            On December 11, 2002, the Board of Directors of Gender Sciences, Inc. (the "Company") approved a change in the Company's fiscal year from January 31 to December 31. The first report affected by this change will be the Company's Annual Report on Form 10-KSB (or Form 10-K), which will cover the transition period to the new fiscal year.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)    Not applicable

            (b)    Not applicable

            (c)    Exhibits:  None


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      GENDER SCIENCES, INC.


Date:  December 13, 2002              By: /s/  Eugene Terry
                                          -----------------------------------
                                          Eugene Terry, Chairman of the Board



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